The registrants principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrants disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-
SAR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commissions rules and forms.
There have been no significant changes in the registrants internal controls subsequent to the date of their evaluation.



















Certifications

I, Charles E. Porter, a principal financial officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial
information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of  each
registrants disclosure controls and
procedures as of a date within 90 days prior to the filing date of each report (the
"Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5.  Each registrants other certifying
officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the
design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and
6.  Each registrants other certifying
officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date: April 21, 2003

/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President



Certifications

I, Karnig H. Durgarian, a principal
executive officer of the funds listed on
Attachment A, certify that:
1. I have reviewed each report on Form N-SAR
for the funds listed on Attachment A:
2. Based on my knowledge, each report does
not contain any untrue statements of a
material fact or omit to state a material
fact necessary to make the statements made,
in light of the circumstances under which
such statements were made, not misleading
with respect to the period covered by each
report;
3. Based on my knowledge, the financial
information included in each report, and the
financial statements on which the financial
information is based, fairly present in all
material respects the financial condition,
results of operations, changes in net
assets, and cash flows (if the financial
statements are required to include a
statement of cash flows) of the registrants
as of, and for, the periods presented in
each report;
4. Each registrants other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act)
for the registrants and have:
a) designed such disclosure controls and
procedures to ensure that material
information relating to the registrants,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which each report  are being prepared;
b) evaluated the effectiveness of  each
registrants disclosure controls and
procedures as of a date within 90 days prior
to the filing date of  each report (the
"Evaluation Date"); and
c) presented in  each report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluations as of the Evaluation Date;
5.  Each registrants other certifying
officers and I have disclosed, based on our
most recent evaluation, to each registrants
auditors and the audit committee of each
registrants board of directors (or persons
performing the equivalent functions):
a) all significant deficiencies in the
design or operation of internal controls
which could adversely affect  each
registrants ability to record, process,
summarize, and report financial data and
have identified for  each registrants
auditors any material weaknesses in internal
controls; and
b) any fraud, whether or not material, that
involves management or other employees who
have a significant role in  each registrants
internal controls; and
6.  Each registrants other certifying
officers and I have indicated in each report
whether or not there were significant
changes in internal controls or in other
factors that could significantly affect
internal controls subsequent to the date of
our most recent evaluation, including any
corrective actions with regard to
significant deficiencies and material
weaknesses.
Date:  April 24, 2003
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal Executive Officer





Certifications

I, Steven D. Krichmar, a principal financial
officer of the funds listed on Attachment A,
certify that:
1. I have reviewed each report on Form N-SAR
for the funds listed on Attachment A:
2. Based on my knowledge, each report does
not contain any untrue statements of a
material fact or omit to state a material
fact necessary to make the statements made,
in light of the circumstances under which
such statements were made, not misleading
with respect to the period covered by each
report;
3. Based on my knowledge, the financial
information included in each report, and the
financial statements on which the financial
information is based, fairly present in all
material respects the financial condition,
results of operations, changes in net
assets, and cash flows (if the financial
statements are required to include a
statement of cash flows) of the registrants
as of, and for, the periods presented in
each report;
4. Each registrants other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act)
for the registrants and have:
a) designed such disclosure controls and
procedures to ensure that material
information relating to the registrants,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which each report  are being prepared;
b) evaluated the effectiveness of  each
registrants disclosure controls and
procedures as of a date within 90 days prior
to the filing date of  each report (the
"Evaluation Date"); and
c) presented in  each report our conclusions
about the effectiveness of the disclosure
controls and procedures based on our
evaluations as of the Evaluation Date;
5.  Each registrants other certifying
officers and I have disclosed, based on our
most recent evaluation, to each registrants
auditors and the audit committee of each
registrants board of directors (or persons
performing the equivalent functions):
a) all significant deficiencies in the
design or operation of internal controls
which could adversely affect  each
registrants ability to record, process,
summarize, and report financial data and
have identified for  each registrants
auditors any material weaknesses in internal
controls; and
b) any fraud, whether or not material, that
involves management or other employees who
have a significant role in  each registrants
internal controls; and
6.  Each registrants other certifying
officers and I have indicated in each report
whether or not there were significant
changes in internal controls or in other
factors that could significantly affect
internal controls subsequent to the date of
our most recent evaluation, including any
corrective actions with regard to
significant deficiencies and material
weaknesses.
Date:  April 24, 2003
/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer









Attachment A
February 28, 2003



2AZ	Putnam International Voyager Fund
021	Putnam Health Sciences Trust
274	Putnam New Value Fund
018	Putnam Global Natural Resources Fund
224	Putnam High Income Opportunities Trust
2UO	Putnam International Blend Fund
061	Putnam High Income Bond
014	Putnam High Yield Trust
2MF	Putnam Small Cap Value Fund
522	Putnam Global Equity Fund (merged)